UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 31, 2019

Global Digital Solutions, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-26361	22-3392051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 800 West Tower, West Palm Beach, FL 33401
(Address of principal executive offices)

(561) 515-6163
Registrant's telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of the stockholders of Global Digital Solutions, Inc., was held on January 31, 2019, in Rancho Cordova, California. Stockholders representing 506,814,742 shares, or 89.45% of the common shares outstanding as of the record date, December 13, 2018, were present in person or were represented at the meeting by proxy.

All proposals received the affirmative vote of a majority of the votes cast and were passed, and the final voting results are included below. Each proposal was determined by a majority of votes cast, except that the advisory votes were nonbinding in nature, and the preferences of the shareholders were determined by the selection receiving the greatest number of votes.

 Proposal 1:
As to the election of directors, the number of votes cast in favor of and against each nominee was as follows:

Director Nominee Name	Number of Votes For	Number of Votes Withheld
William Delgado	460,903,665.000	40,376,684.000

Proposal 2:
To approve Turner, Stone & Company, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2019, the voting was as follows:

Number of Votes For	Number of Votes Against	Abstentions
469,491,245.000	37,323,497.000	0

Proposal 3:
To approve an amendment to our Articles of Incorporation to increase our authorized common shares to Two Billion (2,000,000,000) shares from the current Six Hundred Fifty Million (650,000,000) shares. The par value of the common shares will not be changed. The voting was as follows:

Number of Votes For	Number of Votes Against	Abstentions
437,975,615.000	62,208,124.000	1,096,610.000

Proposal 4:
To approve a Special Litigation Committee, consisting of William Delgado, to investigate the claims and allegations in litigations deriving from the conduct of the Board of Directors and the Officers leading to the Securities and Exchange Commission complaint (the "Litigations"), to evaluate whether the Company should pursue any of the claims asserted in the Litigations, and to prepare such reports, arrive at such decisions, and take such other actions in connection with the Litigations as the Special Litigation Committee in its discretion deems appropriate and in the best interests of the Company and its stockholders, in accordance with New Jersey law. The voting was as follows:

Number of Votes For	Number of Votes Against	Abstentions
436,145,225.000	55,235,124.000	9,900,000.000

Proposal 5:
To transact such other business as may properly come before the Annual Meeting. The voting was as follows:

Number of Votes For	Number of Votes Against	Abstentions
467,742,448.000	14,920,842.000	24,151,452.000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2019	GLOBAL DIGITAL SOLUTIONS, INC.

	By:	/s/ William Delgado
William Delgado
Chief Executive Officer

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